SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) April 16, 2001
                                                       ------------------------

                             First Union Corporation
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             (Exact name of registrant as specified in its charter)

       North Carolina               1-10000                  56-0898180
(State or other jurisdiction      (Commission               (IRS Employer
         of incorporation)        File Number)           Identification No.)

             One First Union Center
          Charlotte, North Carolina                    28288-0013
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    (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code     (704) 374-6565
                                                  -----------------------------

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         (Former name or former address, if changed since last report.)

Item 5. Other Events.

         The Merger
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         On April 16, 2001, First Union Corporation ("First Union") and Wachovia
Corporation ("Wachovia") announced that they had agreed to combine in a merger of equals, pursuant to an Agreement and Plan of Merger, dated as of April 15, 2001 (the "Merger Agreement"). Pursuant to the Merger Agreement, Wachovia will merge with and into First Union, with First Union as the surviving corporation (the "Merger"). Upon effectiveness of the Merger, First Union will change its name to Wachovia Corporation.

         As a result of the Merger, each outstanding share of Wachovia common stock will be converted into 2.0 shares of First Union's common stock. The Merger is intended to constitute a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is to be accounted for as a purchase. Consummation of the Merger is subject to various conditions, including: (i) receipt of the approval of the Merger Agreement by First Union's and Wachovia's stockholders; (ii) receipt of requisite regulatory approvals from the Board of Governors of the Federal Reserve System and other federal and state regulatory authorities; (iii) receipt of opinions as to the tax treatment of the Merger; (iv) listing on the New York Stock Exchange, Inc., subject to notice of issuance, of First Union's common stock to be issued in the Merger; and (v) satisfaction of certain other conditions.

         In connection with the Merger Agreement, each of First Union and Wachovia entered into reciprocal stock option agreements, dated as of April 15, 2001, pursuant to one of which First Union has the right, under certain circumstances and among other things, to purchase up to 19.9% of the issued and outstanding shares of common stock of Wachovia, at a price equal to $59.482 per share, and pursuant to the other of which Wachovia has the right, under certain circumstances and among other things, to purchase up to 19.9% of the issued and outstanding shares of common stock of First Union, at a price equal to $31.892 per share.

         The news release jointly issued by First Union and Wachovia announcing the Merger is included as Exhibit 99(a) to this report and is incorporated into this Item 5 by reference (the "Merger Release").

         On April 16, 2001, First Union and Wachovia intend to hold a presentation for analysts and others regarding the Merger (the "Meeting"), which will be accessible via the Internet and by conference call. At the Meeting, certain financial and other information relating to the Merger will be presented (the "Merger Presentation Materials"). The Merger Presentation Materials are included as Exhibit 99(b) to this report and are incorporated into this Item 5 by reference. Information regarding the Meeting is included in the Merger Release.

         2001 Annual Meeting
         -------------------

         In connection with the Merger, First Union also announced that it was postponing its 2001 Annual Meeting of Stockholders, which was scheduled to occur on Tuesday, April 17, 2001.

First Union currently expects that the 2001 Annual Meeting of Stockholders will be held in conjunction with the meeting at which its stockholders will vote on the Merger and the transactions related to the Merger. Information relating to such meeting will be released to stockholders when available.

         Earnings Release
         ----------------

         In addition, on April 16, 2001, First Union issued a news release announcing its financial results for the first quarter ended March 31, 2001 (the "Earnings Release"). The Earnings Release is attached as Exhibit 99(c) to this report and is incorporated into this Item 5 by reference.

Item 7. Financial Statements and Exhibits.

         (c) Exhibits.

         99(a)    The Merger Release.

         99(b)    The Merger Presentation Materials.

         99(c)    The Earnings Release.

         99(d)    The Supplemental Information (as defined below).

         99(e)    The Earnings Slide Presentation (as defined below).

Item 9. Regulation FD Disclosure.

         On April 16, 2001, in connection with First Union's issuance of the Earnings Release, First Union released its First Quarter 2001 Supplemental Earnings Package (the "Supplemental Information"), which includes certain additional financial information relating to First Union. The Supplemental Information is attached as Exhibit 99(d) to this report and is incorporated into this Item 9 by reference. In addition, as discussed in the Earnings Release, First Union released a pre-recorded conference call regarding the Earnings Release, and intends to hold a live question and answer conference call and webcast to discuss the Earnings Release and the Supplemental Information. The slide presentation also reviewed by First Union in the pre-recorded conference call is attached as Exhibit 99(e) to this report and is incorporated into this
Item 9 by reference (the "Earnings Slide Presentation").

                  *                      *                        *

         The Merger Release, the Merger Presentation Materials, the Earnings Release, the Supplemental Information, the Earnings Slide Presentation, and any statements made by First Union in the pre-recorded conference call, at the Meeting and during any other conference call/webcast may contain, among other things, certain forward-looking statements with respect to each of First Union, Wachovia and the combined company following the Merger, as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of First Union, including, without limitation, (i) statements relating to the benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues, and the accretion to reported earnings that may be realized from the Merger, (ii) statements regarding certain of First Union's goals and expectations with respect to earnings, earnings per share, revenue, expenses, and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (iii) statements preceded by, followed by or that include the words "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets" "probably", "potentially", "projects" or similar expressions. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond First Union's control). The following factors, among others, could cause First Union's financial performance to differ materially from the goals, plans, objectives, intentions, and expectations expressed in such forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (3) revenues following the Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the Merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's stockholders to approve the Merger; (7) the strength of the United States economy in general and the strength of the local economies in which First Union conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on First Union's loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (9) inflation, interest rate, market and monetary fluctuations; (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on First Union's capital markets and capital management activities, including, without limitation, First Union's mergers and acquisition advisory business, equity and debt underwriting activities, private equity investment activities, derivative securities activities, investment and wealth management advisory businesses, and brokerage activities; (11) the timely development of competitive new products and services by First Union and the acceptance of these products and services by new and existing customers; (12) the willingness of customers to accept third party products marketed by First Union; (13) the willingness of customers to substitute competitors' products and services for First Union's products and services and vice versa; (14) the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); (15) technological changes; (16) changes in consumer spending and saving habits; (17) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Merger, and the actual restructuring and other charges related thereto; (18) the growth and profitability of First Union's noninterest or fee income being less than expected; (19) unanticipated regulatory or judicial proceedings; (20) the impact of changes in accounting policies by the Securities and Exchange Commission;
(21) adverse changes in the financial performance and/or condition of First Union's borrowers which could impact the repayment of such borrowers' outstanding loans; and (22) the success of First Union at managing the risks involved in the foregoing. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in the reports filed by First Union with the Securities and Exchange Commission.

         First Union cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the Merger, the Earnings Release or other matters and attributable to First Union or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. First Union does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in the Merger Release, the Merger Presentation Materials, the Earnings Release, the Supplemental Information, the Earnings Slide Presentation, or during the pre-recorded conference call, the Meeting or any other conference call/webcast.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      FIRST UNION CORPORATION


         Date: April 16, 2001         By: /s/ Robert P. Kelly
                                         --------------------------------------
                                          Name:  Robert P. Kelly
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                                  Exhibit Index


         Exhibit No.                  Description
         -----------                  -----------


         99(a)                        The Merger Release.

         99(b)                        The Merger Presentation Materials.

         99(c)                        The Earnings Release.

         99(d)                        The Supplemental Information.

         99(e)                        The Earnings Slide Presentation.